UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2020

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HMHC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.   Costs Associated with Exit or Disposal Activities.

On September 4, 2020, Houghton Mifflin Harcourt Company (the “Company”) finalized its previously announced voluntary early retirement incentive program (the “Voluntary Retirement Program”). The Voluntary Retirement Program was offered to all U.S. based employees who are at least 55 years of age and have at least five years of service with the Company. Of the eligible employees, 166 elected to participate in the Voluntary Retirement Program (the “Electing Employees”), representing approximately 5% of the Company’s employee base.  The majority of the Electing Employees will voluntarily retire from the Company as of September 4, 2020 with select Electing Employees leaving later in the year.  However, Electing Employees have the option to withdraw from the Voluntary Retirement Program until September 21, 2020.  Each of the Electing Employees will receive separation payments in accordance with the Company’s severance policy and such separation payments are made for the relevant number of weeks in accordance with the Company’s regular payroll schedule.

The total one-time, non-recurring cost incurred by the Company in connection with the Voluntary Retirement Program, all of which represents cash expenditures, is estimated to be approximately $13.5 million.  As a result of the Voluntary Retirement Program the Company estimates annualized, run rate cost savings of approximately $17 to $18 million.

Forward-Looking Statements

The statements contained herein include forward-looking statements, including statements about the estimated costs, and cost savings, associated with the Voluntary Retirement Program.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that actual results may differ materially.  Important factors that could cause actual results to vary from expectations include, but are not limited to: the timing of full implementation of the Voluntary Retirement Program; the right of Eligible Employees to withdraw from the program; any unintended consequences from the program that impact our business; and the other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

All forward-looking statements are based upon information available to us on the date of this report.  We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President and General Counsel

Dated: September 8, 2020